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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 19, 2005

                               Immunomedics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                   000-12104                 61-1009366
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 (State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)              File Number)          Identification No.)

   300 American Road, Morris Plains, New Jersey                    07950
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     (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (973) 605-8200

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENT

     On August 19, 2005, Immunomedics, Inc. announced the results of stockholder votes taken at a special meeting held earlier today. A significant majority of stockholders approved the two proposals presented, thereby authorizing the Company to (i) file an amendment to the Company's certificate of incorporation to increase the Company's authorized common stock by 40 million shares, from 70 million shares to 110 million shares ("Proposal 1"), and (ii) issue common stock upon the conversion of the Company's outstanding 5% Senior Convertible Notes due 2008 ("5% Notes") and exercise of related Common Stock Warrants ("Warrants") that were issued to persons who purchased the 5% Notes in connection with a financing completed on April 29, 2005 ("Proposal 2").

     The approval of Proposal 1 requires a majority of the outstanding shares to be voted FOR the Proposal, whereas Proposal 2 requires a majority of the shares voted to be FOR Proposal 2. Of the 54,073,059 shares of common stock outstanding on July 13, 2005, the record date for the special meeting, 32,638,997 shares (60% of the shares outstanding) voted in favor of Proposal 1 (1,341,949 shares, 2% of the outstanding, in total either voted against or abstained), and 33,026,481 shares (97% of the shares voted) voted in favor of Proposal 2 (962,464 shares, 3% of the shares voted, in total either voted against or abstained).

     On August 18, 2005, the Company's offer to exchange the 5% Notes and Warrants for a new series of notes and warrants terminated by its terms without exchange of any securities. The Company had offered to exchange the 5% Notes and Warrants for new securities only if 100% of the outstanding securities were tendered.

     None of the 5% Notes or Warrants were converted into or exercised for common stock prior to the special meeting.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits:

            99.1 Press release dated August 19, 2005, announcing stockholder approval of proposals to increase of the Company's authorized common stock by 40 million shares, from 70 million shares to 110 million shares, and to authorize the Company to issue common stock upon the conversion the Company's 5% Senior Convertible Notes due 2008 and exercise of related Common Stock Warrants.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 19, 2005                               IMMUNOMEDICS, INC.

                                                     By: /s/ Cynthia L. Sullivan
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                                                         Cynthia L. Sullivan
                                                         President and
                                                         Chief Executive Officer

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                                  EXHIBIT INDEX
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EXHIBIT NUMBER                   DESCRIPTION
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    99.1           Press Release dated August 19, 2005

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